                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): July 19, 2001

                      INTERNATIONAL MERCANTILE CORPORATION
              (Exact name of registrant as specific in its charter)

                                    MISSOURI
                 (State or other jurisdiction of incorporation)

                     000-07693                     43-0970243
               (Commission File No.)            (IRS Employer
                                                Identification No.)

                  1625 Knecht Avenue, Baltimore, Maryland 21227
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 410 242-5000

Item 1. CHANGE IN CONTROL OF REGISTRANT.

        Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
        Not applicable.

Item 3. BANKRUPTCY AND RECEIVERSHIP.

        Not applicable.

Item 4. CHANGES IN REGISTRANT'S ACCOUNTANT.

        On June 20, 2001, the Board of Directors of International Mercantile
Corporation (IMTE) engaged BAUM & COMPANY, P.A., Certified Public Accountants, as accountants for the company. The board of directors selected the company based on the fact that the accounting firm is subject to practice monitoring under a program such as the AICPA SEC practice section peer review program.

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Not applicable.

Item 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

        Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibits

        16.1 Caruso and Caruso, Certified Public Accountants, and P.A. letter of resignation as principal independent accountants dated June 16,
             2001.

Item 8. Changes in Fiscal Year.

        Not applicable.

Item 9. Regulation FD Disclosure.

        Not applicable.

                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  International Mercantile Corporation
                                  Registrant

                                  /s/ Frederic Richardson
                                 ------------------------------
                                      Frederic Richardson
                                      Signature

July 19, 2001
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Date